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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2006

                                 EDO CORPORATION
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             (Exact name of Registrant as specified in its charter)


         NEW YORK                          3812                   11-0707740
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(State or Other Jurisdiction  (Primary Standard Industrial    (I.R.S. Employer
    of Incorporation or        Classification Code Number)   Identification No.)
          Organization)

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                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
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    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The following officers' Change in Control Agreements (incorporated herein by reference to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002) were extended on January 27, 2006 to December 31, 2006:

              Frederic B. Bassett
              Patricia D. Comiskey
              George P. Fox, Jr.
              Milo Hyde
              Frank W. Otto
              Lisa M. Palumbo

*Officer Jon A. Anderson's Change in Control Agreement, dated July 8, 2003, was also extended on January 27, 2006 to December 31, 2006.


                                    SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 1, 2006


                                 EDO CORPORATION

                                 By: /s/Lisa M. Palumbo
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                                     Name:  Lisa M. Palumbo
                                     Title: Sr Vice President-General Counsel
                                            and Secretary

*Attached hereto



                                  EXHIBIT INDEX

EXHIBIT NUMBER               DESCRIPTION OF EXHIBIT
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10(a)                        Form of Amendment to Change in Control Agreement

10(b)                        Jon Anderson's Change in Control Agreement